Natixis 5th Annual Transatlantic Oil Services Conference

Vince Volpe, President & CEO

September 22, 2008

Disclosure

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements so long as such information is identified as forward-looking and is accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in the information.

The use of words such as “may”, “might”, “will”, “should”, “expect”, “plan”, “anticipate”,
“believe”, “estimate”, “project”, “intend”, “future”, “potential” or “continue”, and other similar expressions are intended to identify forward-looking statements.

All of these forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. Forward-
looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, industry, strategy or actual results to differ materially from the forward-looking statements.

These risks and uncertainties may include those discussed in the Company’s most recent filings with the Securities and Exchange Commission, and other factors which may not be known to us. Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Dresser-Rand Investment Highlights

New Units: Strong secular growth / late cycle play

Aftermarket: Dependable, non-cyclical growth

Sustainable competitive advantages

Strong business model

Opportunity to amplify growth via acquisitions using free cash flow

Attractive Stock on Cash Flow Basis

Dresser-Rand is a Global Supplier of Energy Solutions to a
Growing Market

Over 90% of bookings for the twelve months ended 6/30/08 of $2.2 billion from oil and gas infrastructure spending

A leading provider of rotating equipment / largest installed base /
industry leading alliances

Two business segments: New Units and Aftermarket

Aftermarket
Parts and
Services

New Units

49%

51%

2007 Sales By

Business Segment

2007 Revenues By

Destination

USA /
Canada

Asia Pacific

13%

42%

Latin
America

Europe

Middle
East /Africa

18%

15%

12%

We Serve the Entire Energy Value Chain

Upstream

Midstream

Downstream

Reinjection

Gas lift

Gathering

Export / sales gas

Power generation

Fuel gas

LNG

Gas-to-Liquid

Gas pipeline
transmission

Gas storage /
withdrawal

Gas processing

Hydrocracking

Fluid Catalytic
Cracking

Power generation

Hydro treating /
process

Alkylation

Reforming

Hydrogen plants

Compression is Needed at Every Stage of the Oil & Gas Production Cycle

34%

12%

45%

% of LTM

Ended 6/30/08
Bookings

Upstream

Midstream

Downstream

Inlet Volume (cfm)

50

500

5,000

50,000

500,000

1

150

1,500

15,000

75,000

Gas Reinjection

LNG

Refining

Hydrogen

Ethylene

GTL

CNG

Axial

DATUM
Axially
Split

Pipeline
Booster

Process
& Separable
Recip

PDI

Boil-Off

Recip

DATUM (HP)

Clean Fuels

Centrifugal

Gas Transmission

Multi-Stage
Steam
Turbine

SST

Best-in-Class Technology - Meets All Applications

Broadest Rotating Equipment Offering

One Stop for Rotating Equipment Solutions

Dresser-Rand’s Global Presence

Shanghai,
PRC

Kemanan,

Terengganu, Malaysia

Cilegon,
Banten, Indonesia

Naroda, India

Kongsberg, Norway

Spijkenisse,
The Netherlands

Oberhausen,
Germany

Peterborough

Cambridgeshire U.K.

Le Havre,
France

Genoa, Italy

Campinas - SP, Brazil

Maracaibo, Edo.
Zulia Venezuela

Edmonton, Alberta
Canada

Seattle, WA

Rancho
Dominguez, CA

Chula Vista, CA

Tulsa, OK

Midland, TX

Houston, TX

Baton Rouge, LA

Chesapeake, VA

Naperville, IL

Hamilton, OH

Horsham, PA

Olean, NY

Wellsville, NY

Painted Post, NY

WW Headquarters

Regional Centers

Kuala Lumpur, Malaysia

Houston, Texas

Le Havre, France

Houston, Texas, USA

Service Centers (31)

Global Operations

Olean, New York

Wellsville, New York

Painted Post, New York

Burlington, Iowa

Houston, Texas

Louisiana, Missouri

Kiefer, Oklahoma

Kuala Lumpur, Malaysia

Burlington, IA

Bielefeld,
Germany

Port Harcourt
Nigeria

Mayport, FL

Chirchik,
Uzbekistan

Angola
Africa

Aberdeen,

Scotland, U.K.

Le Havre, France

Oberhausen, Germany
Bielefeld, Germany

Kongsberg, Norway

Naroda, India

Shanghai, China

Peterborough, UK

Louisiana, MO

Jena, LA

Sarnia, Ontario

Kiefer, OK

Abu Daibi,

UAE

Five manufacturing
operations

Seven service centers

1,300 employees

Approximately 40%
of total company
revenues

Dresser-Rand’s European Presence

LE HAVRE
France

KONGSBERG
Norway

OBERHAUSEN &
BIELEFELD
Germany

Peterbourgh
UK

Denotes Service Center

Dresser-Rand’s Value Proposition

Makes our Clients More Competitive in their Markets

Most Client Alliances in Industry ~ 50

Validation of Dresser-Rand’s Value Proposition

New Units

New Units Benefiting from Strong Secular Growth

Key Initiatives:

Cost Reduction

Productivity
Improvements

Price Increases

Technology
Leadership

New Innovative
Products

Cycle Times

New  Unit Margins
($ in Millions)

Pro forma 9.0% adjusted
for unusual items

New  Unit Sales
($ in Millions)

Dresser-Rand – A Late Cycle Play

Time

Cycle

2008

FPSO

Compact Compression (Topside ICS)

Subsea Compression (ICS)

Refining

CO2 Sequestration

Compressed Air Energy Storage (CAES)

Downstream

Upstream

LNG

Recent Major New Unit Bookings Reflects Continuing
Strong Activity Across All Markets and Regions
(Bookings 6/30/07 to 9/08/08)

14

3 Offshore Platforms

$78

6 Refineries

$145

(Abu Daibi, Malaysia & Thailand)

(3 US, 2 Spain & 1 India )

3 FPSO's (2 Angloa; 1 Norh Sea)

$85

Methanol (Oman)

$15

Gas Gathering (India)

$13

Chemical (China)

$15

Enhanced Oil Recovery (Canada)

$10

Fertilizer (Taiwan)

$14

World's 1st Floating LNG Plant

$55

2 Pipelines (France & China)

$34

Upstream

Downstream

Midstream

Compressed Air Energy Storage (CAES)

Concept:

Compress air into cavern at
night – use energy

Expand air during day –
produce energy

One plant currently exists in
North America - 110 MW unit
built in McIntosh, Alabama in
1991 (Built by D-R)

More than 15 projects being
contemplated over next 5 to 10
years

Opportunity for DRC is
approximately $50 million of
equipment per 100 MW of
power generation

McIntosh Alabama CAES Facility

Liquefied Natural Gas (LNG)

Worldwide production estimated at
~ 225 MTPA and 25% of it is performed
with D-R compressors on liquefaction

LNG expected to grow at approximately 10% per year for next 10 years

Floating LNG is an emerging market to monetize the stranded gas from small to medium size gas reserve

In September, received a Letter of Authorization from Kanfa Aragon  to supply equipment for the world’s 1st floating liquefaction plant

Flex LNG’s LNGP1 destined for operation offshore Nigeria

The award is approximately $55 million

DRC opportunity ~ $100 million per year (or more) for next 5 to 10 years

“According to Kanfa Aragon’s Technical Director, “D-R was chosen on the basis of their compressor technology and their gas turbine/compressor packaging concept, which are drivers for minimizing total project risk as well as maximizing the production of LNG”. ”

Floating Production, Storage & Offloading (FPSO) Vessels

Industry sources estimate that there
are over 100 FPSO projects planned
over the next 5 years

Many of those projects are earmarked
for Asia, West Africa and Latin America

Opportunity for DRC is approximately $200,000 of equipment
per one million SCF of gas production

Refining

Major Market Drivers

Environmental Compliance

Capacity Expansion

Asset Utilization

Energy Conservation

Increased Demand (WW)

Difficult Crudes

In July 2008, the IEA reported that an anticipated 8.8 mb/d of crude distillation capacity will be added to the refinery system by 2013

New capacity additions are primarily in Asia, the Middle East and South
America

About a 1/3 of Dresser-Rand’s installed base is in refineries

Opportunity for DRC is approximately $50 million of equipment for every
200,000 bpd

Delivering a Portfolio of Technologies – Today and
Tomorrow

TOPSIDE ICS

19

Petrobras 1st
Order

Deliver 4Q08

U.S. Pipeline Installation

Delivered 2Q08

Separator / Compressor Differentiates DRC as “Only” One In-Class

DATUM

DATUM C MULTI-STAGE

SEPARATOR

TECHNOLOGIES

SUBSEA ICS

Program: ICS

Testing and 4Q08 delivery

Production platform service

Accelerated marketing

Future top-side orders

Subsea integration

All Fields with Depleting Reservoir Pressures

are Candidates for ICS

Aftermarket

Aftermarket Objective is to Grow Revenues
($ in Millions)

Provides recurring, high-margin revenue

Largest installed base – approximately 95,000 units worldwide

Built through organic sales and acquisitions  - difficult to duplicate

30-year service life of units

0.4% CAGR

10.0% CAGR

464

489

467

492

480

433

486

491

473

494

482

475

533

542

570

632

752

852

’90

’91

’92

’93

’94

’95

’96

’97

’98

’99

’00

’01

’02

’03

’04

’05

'06

'07

Aftermarket Initiatives Drive Revenue Growth

Key Initiatives:

Sales Entitlement Model

Leverage Alliances

Expand Service Centers

Technology Leadership

D-R Avenue

Applied Technology

Aftermarket Margins
($ in Millions)

Pro forma 27.4% adjusted
for unusual items

Aftermarket Sales
($ in Millions)

22

33

56

80

100

$0

$25

$50

$75

$100

2004

2005

2006

2007

2008E

Applied Technology Bookings
($ in Millions)

Aftermarket Growth Opportunity – 3 Tier Approach

44.4%

Total Aftermarket Spend

(Supplier & Customer)

For All Like Rotating Equipment

Total Third Party Supplied

Aftermarket For All Like

Rotating Equipment

24

DRC Installed Base

~ 95,000 Units

Industry-wide Installed Base

~ 225,000 Units

Source: Company estimates.

Est. Market Size

$1.6 Billion

Total Third Party Supplied

Aftermarket For All DRC

Rotating Equipment

Est. Market Size

$10.0 Billion

Est. Market Size

$4.0 Billion

90%

10%

D-R

23%

77%

D-R

47%

53%

D-R

Strong Markets & Operational Excellence Have Led to
Solid Revenue and Income Growth

Backlog End of Period
($ in Millions)

Bookings
($ in Millions)

Sales
($ in Millions)

Operating Income
($ in Millions)

75

116

188

241

285- 315

$0

$50

$100

$150

$200

$250

$300

2004

2005

2006

2007

2008E

Unique Business Model: Low Capital Intensity

Modest working capital
requirements

Customer advance payments
and progress payments
finance working capital

Manufacturing strategy allows
for low capital expenditures

Aftermarket segment low
capital intensity

Capex as a % of Sales

*

* Reflects acquisition from Ingersoll-Rand in October 2004.

NWC as a % of LTM Sales

Period

Ended

Drives Strong Cash Flow and Capital Structure

Cash from Operating Activities
($ in Millions)

Total Debt
($ in Millions)

Net Debt / Adjusted EBITDA

Net Debt /  Capitalization

2008 Highlights

Strong first half performance - 1H08 vs. 1H07:

Sales + 20% to $905 million

Operating Income + 47% to $122 million

Net Income +78% to $74 million

Aftermarket bookings + 28% to $508 million

Backlog + 29% from 6/30/07 to $2.1 billion

$150 million share repurchase program

Announced strategic investments: Tech Center & ICS Test Stand

Acquisitions: Peter Brotherhood, Enginuity and Arrow Industries

Recent Strategic Acquisitions

Peter Brotherhood: Manufactures steam turbines, recips, combined heat
& power systems (CHP), and gearboxes

2007 sales ~ $100 million / Installed base ~ 755 units

Strategic Rationale: Grow aftermarket and new unit business segments

Arrow Industries: Premier provider of foundation and mechanical services for reciprocating engines and compressors

2007 sales ~ $30 million / Experienced servicing D-R and OEM equipment

Strategic Rationale: Grow aftermarket business principally in the pipeline market segment / Leverage D-R relationships for international growth

Enginuity: U.S. based provider of combustion and catalytic emissions technology solutions, controls and automation, and aftermarket services for recip gas engines

2007 sales ~ $16 million

Strategic Rationale: Strengthen engine technology position and value proposition in the midstream and pipeline markets / Enhance Applied
Technology capabilities

More to Follow

Dresser-Rand Investment Highlights

New Units: Strong secular growth / late cycle play

Oil production / Refining / LNG / Transmission / CAES / Subsea

Aftermarket: Dependable, non-cyclical growth

Expanding service footprint / Applied Technology

Sustainable competitive advantages

Leading technology / Industry leading alliances

Largest installed base / Largest service center network

Strong business model

Earnings leverage from productivity & price

Cash flow generator due to modest capex & working capital
requirements

Opportunity to amplify growth using free cash flow

Peter Brotherhood / Arrow Industries / Enginuity

Attractive Stock on Cash Flow Basis

Oil Services & Equipment Company Valuations

Source: Natixis September 8, 2008

2008E

2009E

2008E

2009E

Dresser-Rand

13.1X

10.1X

8%

10%

Average (5 companies*)

36.4X

16.4X

5%

7%

*  CAM, CBI, EMR, DRQ and FTI

EV / FCF

FCF Yield

www.dresser-rand.com

info@dresser-rand.com